SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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INTERNATIONAL SMART SOURCING, INC.

(formerly ChinaB2Bsourcing.com) (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL SMART SOURCING, INC.
320 BROAD HOLLOW ROAD
FARMINGDALE, NEW YORK 11735

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of International Smart Sourcing, Inc. (the “Company”) will be held on May 24, 2004 at 12:30 p.m. New York time at Koerner Silberberg & Weiner LLP 112 Madison Avenue, 3rd Floor, New York, New York, for the following purposes:

1.	To elect six directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 1, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Harry Goodman Secretary
Farmingdale, New York April 26, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

INTERNATIONAL SMART SOURCING, INC.
320 BROAD HOLLOW ROAD
FARMINGDALE, NEW YORK 11735

PROXY STATEMENT
FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2004

April 26, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Smart Sourcing, Inc. (the “Company”) for use at the 2004 Annual Meeting of Stockholders of the Company to be held on May 24, 2004, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to vote upon the election of six directors of the Company, and to act upon any other matters properly brought before them.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about April 26, 2004. The Board of Directors has fixed the close of business on April 1, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. A plurality of votes cast shall be sufficient for the election of directors. Abstentions and broker non-votes will be disregarded in determining the “votes cast” for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

Stockholders of the Company are requested to complete, sign, date, and promptly return the accompanying Proxy Card in the enclosed, postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director of the Company named in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not such stockholder has previously given a proxy, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The Company’s 2003 Annual Report, including audited financial statements for the fiscal year ended December 26, 2003 (“Fiscal 2003”), is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of March 1, 2004 certain information regarding the beneficial ownership of Common Stock by (i) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each executive officer of the Company, (iii) each director and Nominee and (iv) all directors and executive officers as a group (10 persons). Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject, to community property laws, where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Common Stock Owned

David Kassel	765,000		20.25
Andrew Franzone	425,000	(1)	11.25
Harry Goodman	395,000	(2)	10.46
H.T. Ardinger and Son Company	333,334		8.82
David Hale	100		*	(3)
All directors and executives as a group	1,918,434		50.78

(1)	Includes 100,000 shares owned by wife, of which beneficial ownership is disclaimed.

(2)	Includes 75,000 shares owned by wife, of which beneficial ownership is disclaimed.

(3)	Less than one percent (1%).

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of six members: Andrew Franzone, Harry Goodman, David Hale, David Kassel, Richard A. Peters and Michael S. Rakusin. At the Annual Meeting, six directors will be elected to serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has re-nominated Andrew Franzone, Harry Goodman, David Hale David Kassel, Richard A. Peters and Michael S. Rakusin, (each a “Nominee”) to serve as directors for an additional term. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any Nominee is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a Nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company’s By-laws (the “By-laws”). See “Other Matters-Stockholder Proposals” for a summary of these requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION REGARDING THE DIRECTORS/NOMINEES

The names, ages, and a description of the business experience, principal occupation and past employment during the last five years of each of the Directors/Nominees are set forth below.

Name	Age	Position

David L. Kassel (2)	68	Chairman of the Board of Directors and Chief Executive Officer
Andrew Franzone	66	President of EHC, Director
Harry Goodman	77	Vice President and Secretary, Director
David Hale	58	President, Chief Operating Officer, Acting Chief Financial Officer, Director
Richard A. Peters (1)(2)(3)	66	Director
Michael S. Rakusin (1)(2)(3)	48	Director

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee

David L. Kassel founded Electronic Hardware Corp., a wholly owned subsidiary of the Company (“EHC”) in 1970. Mr. Kassel has served as Chairman of EHC since 1975 and President of Compact Disc Packaging Corp., a wholly owned subsidiary of the Company (“CDP”) since 1995. In 2002, Mr. Kassel became the Chief Executive Officer of the Company. From 1983 until 1995, he was Chairman of the Board of Directors of American Safety Closure Corp., a company engaged in the manufacturing of bottle caps. Mr. Kassel has been the Chairman and principal stockholder of Allen Field Company, Inc. (“AFC”) since 1984. Mr. Kassel has been the Chairman of Memory Protection Devices, Inc., a company engaged in the manufacturing of devices for the protection of computer memory, since 1987. Mr. Kassel has been a partner in K&G Realty Associates, a privately held real estate company, since 1978.

Andrew Franzone is currently President of EHC. Mr. Franzone also served as President and Chief Executive Officer of the Company from 1987 through May 2001. Mr. Franzone served as President of AFC from 1984 until 2001. Mr. Franzone served as Chairman of the Board of Directors and President of Ackerman Bodnar Corp., a manufacturer of interior aircraft lighting, from 1974 through 1983.

Harry Goodman served as Vice President of EHC since 1986. Mr. Goodman served as President of EHC from 1976 to 1986 and began working as an officer of EHC in 1970. Mr. Goodman has been a partner at K&G Realty Associates since 1978. Mr. Goodman has served as an officer of AFC since 1984. Mr. Goodman has served as an officer of Memory Protection Devices, Inc. since 1987.

David Hale commenced his position as President and Chief Operating Officer in April 2002. Mr. Hale commenced employment at the Company in October 1999 as Director of Operations and became Chief Operating Officer in May 2001.

Richard A. Peters has over forty years of experience in business, development, marketing and management consulting. His product areas of expertise include data storage, telecommunications, computer graphics and software. Mr. Peters was the Vice President of World Wide Channel Marketing at Quantum Corporation in Milpitas, California from April 1998 until his retirement in February 2001. Mr. Peters lived and worked in Asia, Europe and South America for twelve years. He led acquisition teams, strategic partnerships and product introductions.

Michael S. Rakusin is the President of 54 Pearl Street Associates, a restaurant management holding company. Mr. Rakusin is also a certified public accountant and currently maintains an active accounting and tax practice. He also has extensive experience as a builder of single family homes. Mr. Rakusin was previously the Chief Executive Officer of Echo Springs Water Co., Inc., a distributor of bottled water, which filed for Chapter 11 bankruptcy protection on March 17, 2000 and subsequently dissolved.

CORPORATE GOVERNANCE

Meetings of the Board

During Fiscal 2003, the Board of Directors met 5 times in person or via conference call. During Fiscal 2003, each director, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such director served on the Board of Directors) and (ii) the total number of meetings of all committees of the Board of Directors on which such director served (during the periods for which such director served on such committee or committees).

However, the Nominating and Corporate Governance Committee was only recently formed and held no meetings during fiscal year 2003. The Nominating Committee met by unanimous written consent for the purpose of reviewing candidates for the directorships to be voted on at the Annual Meeting.

Board Committees

The Board of Directors of the Company has established a compensation committee (the “Compensation Committee”), an audit committee (the “Audit Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).

The Compensation Committee. The Compensation Committee consists of David L. Kassel and two independent directors, Richard Peters and Michael Rakusin. The Board of Directors has determined Mr. Peters and Mr. Rakusin to be independent under the new listing standards adopted by the Securities and Exchange Commission and the National Association of Securities Dealers. The Compensation Committee determines the salaries and bonuses of the Company’s executive officers. The Compensation Committee also administers the Company’s 1998 Stock Option and Grant Plan.

The Audit Committee. Mr. Peters and Mr. Rakusin also serve as members of the Audit Committee. The Audit Committee has the responsibilities set forth in the Audit Committee Charter, including appointing the auditors, preapproving all auditing services, reviewing the audited financial statements and other financial disclosures, and overseeing the accounting and audit functions of the Company. The Audit Committee reports its findings to the Board of Directors. 2003. See “Report of the Audit Committee.”

Nominating and Corporate Governance Committee. The members of the Nominating Committee are Richard Peters, and Michael Rakusin. The Nominating Committee is responsible for making recommendations to the Board of Directors of persons to serve as directors of the Company and as chairmen and members of committees of the Board of Directors. The Nominating Committee is also responsible for certain corporate governance practices, including the development of ethical conduct standards for our directors, officers and employees and an annual evaluation to determine whether the Board of Directors and its committees are functioning effectively.

The Nominating Committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. The Nominating Committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the Nominating Committee does evaluate recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors. In general, the Nominating Committee would expect to re-nominate incumbent directors who express an interest in continuing to serve on the Board.

For the 2005 Annual Meeting, the Nominating Committee will consider stockholder recommendations for director nominees that are submitted to our corporate secretary by January 12, 2005. Shareholder nominations must be in writing and should include sufficient biographical and business experience information about the nominee so that the Nominating Committee can evaluate the nominee based on its selection criteria.

Committee Charters. Each of our Audit, Compensation and Nominating Committees has a written charter delineating its responsibilities. Each committee’s charter is included as an exhibit to this proxy statement.

Code of Business Conduct and Ethics. The Board of Directors has also adopted a Code of Business Conduct and Ethics which is included as an exhibit to this proxy statement.

Compensation of Directors

Directors of the Company who are also employees receive no additional compensation for their service as directors. Non employee Directors of the Company receive a fee of $ 500 a month for serving on the Board of Directors and reimbursement of reasonable expenses incurred in attending meetings.

Information Regarding Executive Officers

The names, ages and positions of each of the executive officers of the Company, as well as a description of their business experience and past employment, are as set forth below:

Name	Age	Position

David L. Kassel	68	Chairman of the Board of Directors and Chief Executive Officer
David Hale	58	President and Chief Operating Officer, Acting Chief Financial Officer
Andrew Franzone	66	President of EHC, Director
Harry Goodman	77	Vice President and Secretary, Director

For biographical information regarding Messrs. Franzone, Kassel, Goodman and Hale see “Information Regarding the Directors/Nominees.”

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct. The Company’s management has primary responsibility for preparing the Company’s financial statements. The Audit Committee met a total of five times during the fiscal year ended December 26, 2003.

In this regard, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
2.	The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).
3.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants’ independence.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 26, 2003, for filing with the Securities and Exchange Commission.

Audit Committee,

RICHARD A. PETERS MICHAEL S. RAKUSIN

Audit Firm Fee Summary

During Fiscal Year 2003, the Company retained Marcum Kliegman LLP to provide services in the categories and amounts listed below. During Fiscal Year 2002, the Company retained Grassi & Co., P.C to provide services in the categories and amounts listed below.

The Audit Committee of the Company preapproved all of the audit fees and other related fees for Fiscal Years 2003 and 2002 in accordance with the procedures established by the Audit Committee in its charter

Audit Fees

Marcum Kliegman LLP billed the Company an aggregate of approximately $73,800 in fees for professional services rendered in connection with the audit of the Company’s financial statements for the most recent fiscal year and financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 26, 2003. Grassi & Co., P.C. billed the Company an aggregate of approximately $59,760 in fees for professional services rendered in connection with the audit of the Company’s financial statements for fiscal year 2002 and financial statements included in each of the Company’s Quarterly Reports on Form 10-QSB during the fiscal year ended December 27, 2002.

Audit Related Fees

The Company did not engage Marcum Kliegman LLP for any audit related services for the fiscal year ended December 26 2003. The Company did not engage Grassi & Co., P.C for any audit related services for the fiscal year ended December 27 2002.

Tax Fees

The Company did not engage Marcum Kliegman LLP for professional services relating to tax compliance, tax advice, or tax planning for the fiscal year ended December 26 2003. The Company did not engage Grassi & Co., P.C for professional services relating to tax compliance, tax advice, or tax planning for the fiscal year ended December 27 2002.

Financial Information Systems Design and Implementation Fees

The Company did not engage Marcum Kliegman LLP for professional services relating to financial information systems design and implementation for the fiscal year ended December 26 2003. The Company did not engage Grassi & Co., P.C for professional services relating to financial information systems design and implementation for the fiscal year ended December 27 2002.

All Other Fees

The Company did not engage Marcum Kliegman LLP for professional services related to consulting services or and other services not already mentioned above for the fiscal year ended December 26, 2003. The Company did not engage Grassi & Co., P.C for professional services related to consulting services or any other services not already mentioned above for the fiscal year ended December 27, 2002.

Executive Compensation

Summary Compensation Table. The following table sets forth cash compensation paid or accrued during the indicated periods to the Company’s Chief Executive Officer and the Company’s other Executive Officers whose total salary and bonus exceeded $100,000 during Fiscal 2003 (collectively, the “Named Executive Officers”). No other Executive Officers received compensation in excess of $ 100,000 in 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation Awards	All Other Compensation

	Fiscal Year	Salary in Dollars	Bonus in Dollars	Number of Options

David Kassel	2003	111,777	50,000	—	63,400
Chairman of the Board and Chief	2002	115,707	—	114,000	50,000
Executive Officer	2001	104,104	—	—	7,800
Andrew Franzone	2003	153,567	50,000	—	21,942
President of EHC	2002	138,834	—	114,000	16,800
	2001	138,329	—	—	7,800
Harry Goodman	2003	29,410	—	—	64,500
Executive Vice President and	2002	30,150	—	19,000	35,300
Secretary	2001	104,776	—	—	7,800
David Hale
President and Chief Operating	2003	110,824	50,000	—	17,800
Officer	2002	88,074	—	57,000	13,150

(1) These Officers agreed to accept the amounts indicated as payment in full for the fiscal year 2002 and agreed to waive any contrary provisions in their respective employment agreements.

Option Grants. There were no option grants made to the Named Executive Officers during Fiscal 2003.

Year-End Option Holdings. The following table sets forth the value of options held at the end of Fiscal 2003 by the Named Executive Officers. None of the Named Executive Officers exercised any options during Fiscal 2003.

FISCAL 2003 YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised in-the-Money Options at Fiscal Year-End

	Exercisable/Unexercisable	Exercisable/Unexercisable (1)

David Kassel	0/114,000	$0/$547,200
Andrew Franzone	0/114,000	$0/$547,200
Harry Goodman	0/19,000	$0/$91,200
David Hale	7,000/64,000	$0 /$307,200

(1)	Based on $4.80 per share, the price of the last reported trade of the Common Stock on the Nasdaq Bulletin Board Market on December 26, 2003.

Employment Agreements

The Company entered into executive employment agreements as of March 15, 1998 with Andrew Franzone, David Kassel and Harry Goodman each an “Executive”. The term of each of the employment agreements ends March 2, 2008 (the “Term”). The annual base salaries of Messrs. Franzone, Kassel and Goodman under their employment agreements are $125,000, $100,000 and $100,000, respectively, with annual salary adjustments equal to the greater of 5% or the increase in the Consumer Price Index. Each Executive is entitled to fringe benefits and an annual bonus to be determined by the Compensation Committee of the Board of Directors. Each Executive can be terminated for cause (as defined in the employment agreements) with all future compensation ceasing. If the Executive dies during the Term or is unable to competently and continuously perform the duties assigned to him because of ill health or other disability (as defined in the employment agreements), the Executive or the Executive’s estate or beneficiaries shall be entitled to full compensation for three years following the date thereof. If the executive is terminated without cause, the executive shall be entitled to full compensation for the remainder of the Term. If the Executive resigns, his compensation ceases as of the date of his resignation. During the period of employment and for two years thereafter the Executives are prohibited from competing with the Company; provided, however, that the Executives may provide services to other noncompeting business. In order for a restrictive covenant to be enforceable under applicable state law, the covenant must be limited in terms of scope and duration. While the Company believes that the covenants in the employment contracts are enforceable, there can be no assurance that a court will declare them enforceable under particular circumstances.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leases

EHC leases its facility in Farmingdale, New York from K&G Realty Associates (“K&G”), a partnership owned by David L. Kassel and Harry Goodman, both officers and directors of the Company. The lease agreement has been extended until December 31, 2005. The annual rent is currently $182,000, with increases equal to the greater of the increase in the Consumer Price Index or 5%. Pursuant to a rider of the lease agreement dated as of March 1, 1998, EHC shall pay as an additional rent, any and all real property taxes for the demised premises in excess of $ 26,000 per annum. In 2003, the taxes were approximately $40,000. Pursuant to the mortgage agreement dated November 28, 1995, K&G has assigned all rents due from EHC to the Long Island Commercial Bank. K & G Realty refinanced its mortgage agreement with Long Island commercial Bank and as a result, EHC is no longer a guarantor to the agreement. The Company believes that the terms and consideration of its lease with K & G Realty are no less favorable to the Company than a lease from a third party.

Officer Loans

Messrs. Kassel, Goodman and Franzone advanced or arranged for the advance of funds to the Company for working capital. The loans advanced by Mr. Kassel are represented by the following three notes (i) a demand negotiable promissory note, dated May 31, 2000, from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum, (ii) a demand negotiable promissory note dated August 17, 2000 from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum and (iii) a demand negotiable promissory note dated August 26, 2002 from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum.

The loans advanced by Mr. Goodman are represented by the following three notes (i) a demand negotiable promissory note, dated May 31, 2000, from the Company, in favor of Mr. Goodman for the principal amount of $50,000, bearing interest at 10% per annum, (ii) a demand negotiable promissory note dated August 10, 2000, from the Company, in favor of Harry Goodman for the principal amount of $50,000, bearing interest at 10% per annum and (iii) a demand negotiable promissory note, dated July 2, 2002, from the Company, in favor of Mr. Goodman for the principal amount of $50,000, bearing interest at 10% per annum.

The loan advanced by Mr. Franzone is represented by the following note (i) a demand negotiable promissory note, dated July 2, 2002, from the Company, in favor of Mr. Franzone for the principal of $50,000, bearing interest at 10% per annum.

As part of the financing agreement with People’s Bank the Company agreed to delay payments on the Officer Loans until all sums due and owing to People’s Bank were paid in full. In February 2004, People’s Bank agreed to allow the Company to pay up to $118,000 collectively to Messrs. Kassel, Goodman and Franzone in partial satisfaction of the amounts due under the loans. On February 16, 2004, the Company paid approximately $101,000 collectively to Messrs. Kassel, Goodman and Franzone.

Affiliated Transactions

EHC and AFC have entered into an engineering consulting and services agreement on a fee for service basis. Under such agreement, (a) EHC will have the exclusive right to manufacture or contract for the manufacturing of certain AFC products on a time and materials basis and (b) EHC will not develop products in the following lines other than for AFC: (i) point of sale display items; and (ii) cabinet and furniture plastic hardware. The Company believes the terms and consideration of this agreement are no less favorable to the Company than agreements with similar unrelated third party companies. The President of AFC, Andrew Franzone Jr., is the son of the President of EHC. AFC is owned by three officer/stockholders of the Company.

The Company recorded sales during the years ended December 26, 2003 and December 27, 2002 of $222,000 and $274,000, respectively to AFC. Gross Profit on such sales was approximately $26,000 and $74,000 for the years ended December 26, 2003 and December 27, 2002, respectively. Accounts receivable from AFC were $109,000 at December 26, 2003.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports provided to the Company and written representations that no other reports were required during, or with respect to, Fiscal 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners have been being satisfied.

Independent Public Accountants

The accounting firm of Marcum & Kliegman LLP served as the Company’s independent public accountants during Fiscal year 2003.

The accounting firm of Grassi & Co., P.C. (“Grassi”) served as the Company’s independent public accountants during Fiscal year 2002. The accounting firm of Feldman Sherb & Co. (“FSCO”), which merged into Grassi on April 17, 2002, served as the Company’s independent public accountants during Fiscal year 2001. On or about April 23, 2003 certain employees of FSCO left Grassi to join Marcum & Kliegman LLP. On May 5, 2003 the Company notified Grassi that the Company declined to reappoint Grassi to conduct the audit of the financial statement for the year ending December 26, 2003.

Except as described in the following sentence, the reports of Grassi and Feldman on the financial statements of Registrant for either of the past three fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi on the financial statements of Registrant for the fiscal year ended December 27, 2002 does, however, contain an expression of substantial doubt regarding Registrant’s ability to continue as a going concern.

In addition, during Registrant’s two most recent fiscal years and through May 5, 2003, there was no disagreement with Grassi or Feldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Registrant filed an 8-K regarding the fact that it declined to reappoint Grassi on May 6, 2003 and the requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements furnished in the 8-K. On May 6, 2003, Registrant received a response from Grassi in which it agreed with the statements made about Grassi in the 8-K. Such response was subsequently filed in an amended 8-K.

A representative of Marcum & Kliegman LLP who participated in the audit of the financial statement of the Company for 2003 is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees, and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals who are beneficial owners of Common Stock.

Stockholder Proposals

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before January 12, 2005 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2005 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than sixty (60) days prior to the date of such meeting, nor prior to ninety (90) days prior to the date of such meeting, together with all supporting documentation required by the By-laws; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of such meeting is given or made to stockholders, stockholder proposals must be received, together with all required supporting documentation, not later than the close of business on the tenth day following the date on which such notice or public disclosure of the date of the annual meeting is first made.

Other Matters

The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 26, 2003 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2003, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO DAVID HALE, PRESIDENT, INTERNATIONAL SMART SOURCING, INC., 320 BROAD HOLLOW ROAD, FARMINGDALE, NEW YORK 11735.

INTERNATIONAL SMART SOURCING, INC.
320 BROAD HOLLOW ROAD
FARMINGDALE, NEW YORK 11735

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Hale and Andrew Franzone, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of International Smart Sourcing, Inc. (the “Company”), to be held at Koerner Silberberg & Weiner LLP, 112 Madison Avenue, 3rd Floor, New York, New York on May 24, 2004 at 12:30 p.m., New York time, and at any adjournments or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledge receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2003 Annual Report to Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTION IS INDICATED WITH RESPECT TO THE PROPOSALS BELOW, THE UNDERSIGNED’S VOTES WILL BE CAST “FOR” EACH OF SUCH MATTERS. THE UNDERSIGNED’S VOTES WILL BE CAST IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1.

Proposal to elect Andrew Franzone, Harry Goodman, David Hale, David Kassel, Richard A. Peters and Michael S. Rakusin as Directors of the Company, each for a one year term to continue until the 2005 Annual Meeting of Stockholders and until the successor of each is duly elected and qualified.

☐	For All	☐	Withheld from All

☐	Withheld as to the Nominee Noted Above

2.	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Dated:

Signature:

Name:

Signature (if held jointly):

Name (if held jointly):

NOTE:	Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title of such.

APPENDIX A
INTERNATIONAL SMART SOURCING, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of International Smart Sourcing, Inc. (the “Company”) has formed an audit committee (the “Audit Committee” or “Committee”) to promote the financial transparency of the Company, to ensure the integrity of the Company’s financial reporting processes and products, to assist the Board of Directors in the Company’s compliance with legal and regulatory requirements, and to assist the Board of Directors in oversight of the performance of the Company’s internal audit function and independent auditors.

This Charter is meant to identify the personnel and functions of the Audit Committee. These guidelines contemplate the involvement of outside counsel and where appropriate the involvement of the full Board of Directors

          1.     MEMBERS. The Board of Directors shall appoint an Audit Committee of at least two members, consisting entirely of “independent” directors of the Board, and shall designate one member as chairperson.

               For purposes hereof, “independent” shall mean a director who meets the National Association of Securities Dealers, Inc. (“NASD”) definition of independence. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

               Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management experience, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer or other senior officer with financial oversight responsibilities.

          2.     MEETINGS. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times per fiscal year, either in person or telephonically. The Audit Committee shall meet in executive session with the outside auditors at least twice annually. The majority of members of the Audit Committee shall constitute a quorum.

          3.     NOTICE OF MEETINGS. Notice of meetings of the Audit Committee will be provided to each of its members not less than five days prior to a scheduled meeting, unless the Chairman of the Audit Committee determines that less notice is necessary.

          4.     MINUTES. The Audit Committee shall maintain minutes and other relevant documentation of all of its meetings. The Audit Committee shall report to the full Board of Directors with respect to its meetings.

          5.     COMPENSATION. The Compensation of Audit Committee members shall be determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director’s fees.

          6.     OUTSIDE ADVISORS. The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

          7.     INVESTIGATIONS. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scopes of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

          8.     REVIEW OF CHARTER. The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis and submit proposed changes to the Board for approval. The Audit Committee has the powers and responsibilities delineated in this Charter

          9.     ROLES AND RESPONSIBILITIES. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting reporting and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries.

               It is not, however, the Audit Committee’s responsibility to prepare and certify the Company’s financial statements, to guaranty the independent auditor’s report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

               A.     Independent Auditor Oversight

                          i.     Selection. The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the independent auditors as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder).

                         ii.     Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

                          iii.     Compensation. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

                          iv.     Pre-approval of Services. The Audit Committee shall pre-approve all auditing services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

                          v.     Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding: (a) critical accounting policies and practices; (b) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and Company management.

               B.     Review of Audited Financial Statements

                          i.     Discussion of Audited Financial Statements. The Committee shall obtain, review and discuss reports from the independent auditor regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor and the reasons for favoring that treatment; and (3) other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

                                 The Committee shall discuss with the independent auditor and then disclose the matters required to be discussed and disclosed by SAS 61, including any difficulties the independent auditor encountered in the course of the audit work, any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

                          ii.     Recommendation to Board Regarding Financial Statements. The Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report of Form 10-KSB.

                          iii.     Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting) the report described in Item 306 of Regulation S-B.

               C.     Review of Other Financial Disclosures

                          i.     Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

               D.     Compliance and Regulatory Oversight Responsibilities

                          i.     Related Party Transactions. The Committee shall review and approve all related party transactions prior to the Company’s engaging in such transaction.

                          ii.     Complaints Procedure. The Committee shall work in conjunction with the Nominating Committee of the Board to establish procedures for the receipt, retention, and treatment of complaints received by the Company from its employees regarding accounting, internal accounting controls, and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          10.     OVERSIGHT. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 and 906 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

APPENDIX B
INTERNATIONAL SMART SOURCING, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.          PURPOSE AND SCOPE

            The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of International Smart Sourcing, Inc. (the “Company”) in fulfilling its responsibilities by:

A.

reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members; and

B.

establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.

II.          COMPOSITION AND MEETINGS

            The Committee shall be comprised of a minimum of two members of the Board as appointed by the Board, each of whom shall meet any independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, the NASDAQ Stock Market, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

            The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

            The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee shall report its actions to the Board and keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

            A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

            The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.          RESPONSIBILITIES AND DUTIES

            To fulfill its responsibilities and duties the Committee shall:

A.	Corporate Governance Policy Establishment and Review

                            1.     Develop, recommend for Board approval, and review on an ongoing basis the adequacy of corporate governance principles applicable to the Company. Such principles may include, among other matters, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

                            2.     Consult with the Audit Committee regarding establishment of procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                            3.     In consultation with the Audit Committee, consider and present to the Board for adoption a Code of Business Conduct and Ethics (“Code of Conduct”) applicable to all employees and directors which meets the criteria of Nasdaq and the SEC, and provide for a review and prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

                            4.     As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

                            5.     Monitor the independence of the Board to meet the ultimate objective that a majority of the Board become and thereafter continue to be independent. Review any potential conflict of interest between a director and the Company.

                            6.     Review, at least annually, the Company’s compliance with Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

                            7.     Assist the Board in developing criteria for the evaluation of Board and committee performance.

                            8.     If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

                            9.     Review and recommend to the Board changes to the Company’s bylaws as needed.

                            10.   Review and approve orientation materials for new directors and policy regarding continuing education for Board members.

                            11.   Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                            12.   Regularly report to the Board regarding the foregoing.

                            13.   Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

B.	Board Composition, Nominations and Shareholder Proposals

                            1.     Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulations which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

                            2.     Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company.

                            3.     Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.

                            4.     Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

                            5.     Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Conduct or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

                            6.     Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board.

                            7.     Evaluate and recommend to the Board the appointment of Board members to committees of the Board.

                            8.     Evaluate and approve a slate of nominees for election to the Board and review the qualification, experience and fitness for service on the Board of any potential members of the Board.

                            9.     Review all stockholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

C.	Criteria for Evaluating Board Nominee Candidates

                            The Board should be composed of:

                            1.     Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds.

                            2.     Directors who have high level managerial experience or are accustomed to dealing with complex problems.

                            3.     Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board.

                            4.     Upon listing of the Company’s shares with the NASDAQ National or Small Cap Market, a majority of the Board’s directors shall be independent directors under the criteria for independence required by the SEC and NASDAQ.

D.	In considering possible candidates for election as an outside director, the Nominating Committee and other Directors should be guided by the foregoing general guidelines and by the following criteria:

                            1.     Each director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.

                            2.     Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

                            3.     Each director should be free of any conflict of interest which would interfere with the proper performance of the responsibilities of a director.

                            4.     The Chief Executive is expected to be a director. Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

APPENDIX C
INTERNATIONAL SMART SOURCING, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

This Code of Business Conduct and Ethics (the “Code”) sets forth legal and ethical standards of conduct for directors, officers and employees of International Smart Sourcing, Inc. (the “Company”). This Code is intended to deter wrongdoing and to promote the conduct of all Company business in accordance with high standards of integrity and in compliance with all applicable laws and regulations. This Code applies to the Company and all of its subsidiaries and other business entities controlled by it worldwide.

If you have any questions regarding this Code or its application to you in any situation, you should contact your supervisor or Koerner Silberberg & Weiner LLP, the general counsel to the Company (the “General Counsel”).

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

                The Company requires that all employees, officers and directors comply with all laws, rules and regulations applicable to the Company wherever it does business. You are expected to use good judgment and common sense in seeking to comply with all applicable laws, rules and regulations and to ask for advice when you are uncertain about them.

                If you become aware of the violation of any law, rule or regulation by the Company, whether by its officers, employees, directors, or any third party doing business on behalf of the Company, it is your responsibility to promptly report the matter to your supervisor or the General Counsel. While it is the Company’s desire to address matters internally, nothing in this Code should discourage you from reporting any illegal activity, including any violation of the securities laws, antitrust laws, environmental laws or any other federal, state or foreign law, rule or regulation, to the appropriate regulatory authority. Employees, officers and directors shall not discharge, demote, suspend, threaten, harass or in any other manner discriminate or retaliate against an employee because he or she reports any such violation, unless it is determined that the report was made with knowledge that it was false. This Code should not be construed to prohibit you from testifying, participating or otherwise assisting in any state or federal administrative, judicial or legislative proceeding or investigation.

     1.     CONFLICTS OF INTEREST

             Employees, officers and directors must act in the best interests of the Company. You must refrain from engaging in any activity or having a personal interest that presents a “conflict of interest.” A conflict of interest occurs when your personal interest interferes, or appears to interfere, with the interests of the Company. A conflict of interest can arise whenever you, as an officer, director or employee, take action or have an interest that prevents you from performing your Company duties and responsibilities honestly, objectively and effectively.

             Examples of conflicts include the following:

(i)

No employee, officer or director shall perform services as a consultant, employee, officer, director, advisor or in any other capacity for, or have a financial interest in, a competitor of the Company, other than services performed at the request of the Company and other than a financial interest representing less than one percent (1%) of the outstanding shares of a publicly-held company; and

(ii)

No employee, officer or director shall use his or her position with the Company to influence a transaction with a supplier or customer in which such person has any personal interest, other than a financial interest representing less than one percent (1%) of the outstanding shares of a publicly-held company.

             It is your responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to the General Counsel or, if you are an executive officer or director, to the Board of Directors, who shall be responsible for determining whether such transaction or relationship constitutes a conflict of interest.

     2.     INSIDER TRADING

             Employees, officers and directors who have material non-public information about the Company or other companies, including our suppliers and customers, as a result of their relationship with the Company are prohibited by law and Company policy from trading in securities of the Company or such other companies. Persons who give such undisclosed “inside” information to others may be as liable as persons who trade securities while possessing such information. Securities laws may be violated if you, or any relatives or friends trade in securities of the Company, or any of its customers or vendors, while possessing “inside” information.

             If you are uncertain about the constraints on your purchase or sale of any Company securities or the securities of any other company that you are familiar with by virtue of your relationship with the Company, you should consult with the General Counsel before making any such purchase or sale.

     3.     CONFIDENTIALITY

             Employees, officers and directors must maintain the confidentiality of confidential information entrusted to them by the Company or other companies, including our suppliers and customers, except when disclosure is authorized by a supervisor or legally mandated. Unauthorized disclosure of any confidential information is prohibited. Additionally, employees should take appropriate precautions to ensure that confidential or sensitive business information, whether it is proprietary to the Company or another company, is not communicated within the Company except to employees who have a need to know such information to perform their responsibilities for the Company.

             Third parties may ask you for information concerning the Company. Employees, officers and directors (other than the Company’s authorized spokespersons) must not discuss internal Company matters with, or disseminate internal Company information to, anyone outside the Company, except as required in the performance of their Company duties and after an appropriate confidentiality agreement is in place. This prohibition applies particularly to inquiries concerning the Company from the media, market professionals (such as securities analysts, institutional investors, investment advisers, brokers and dealers) and security holders.

All responses to inquiries on behalf of the Company must be made only by the Company’s authorized spokespersons. If you receive any inquiries of this nature, you must decline to comment and refer the inquirer to your supervisor or one of the Company’s authorized spokespersons.

             You also must abide by any lawful obligations that you have to your former employer. These obligations may include restrictions on the use and disclosure of confidential information, restrictions on the solicitation of former colleagues to work at the Company, and non-competition obligations.

     4.     HONEST AND ETHICAL CONDUCT AND FAIR DEALING

             Employees, officers and directors should endeavor to deal honestly, ethically and fairly with the Company’s suppliers, customers, competitors and employees. Statements regarding the Company’s products and services must not be untrue, misleading, deceptive or fraudulent. You must not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

     5.     PROTECTION AND PROPER USE OF CORPORATE ASSETS

             Employees, officers and directors should seek to protect the Company’s assets. Theft, carelessness and waste have a direct impact on the Company’s financial performance. Employees, officers and directors must use the Company’s assets and services solely for legitimate business purposes of the Company and not for any personal benefit or the personal benefit of anyone else.

             Employees, officers and directors must advance the Company’s legitimate interests when the opportunity to do so arises. You must not take for yourself personal opportunities that are discovered through your position with the Company or the use of property or information of the Company.

     6.     GIFTS AND GRATUITIES

             The use of Company funds or assets for gifts, gratuities or other favors to employees or government officials is prohibited, except to the extent such gifts are in compliance with applicable law, nominal in amount and not given in consideration or expectation of any action by the recipient.

             Employees, officers and directors must not accept, or permit any member of his or her immediate family to accept, any gifts, gratuities or other favors from any customer, supplier or other person doing or seeking to do business with the Company, other than items of nominal value. Any gifts that are not of nominal value should be returned immediately and reported to your supervisor. If immediate return is not practical, they should be given to the Company for charitable disposition or such other disposition as the Company believes appropriate in its sole discretion.

             Common sense and moderation should prevail in business entertainment engaged in on behalf of the Company. Employees, officers and directors should provide, or accept, business entertainment to or from anyone doing business with the Company only if the entertainment is infrequent, modest and intended to serve legitimate business goals.

             Bribes and kickbacks are criminal acts, strictly prohibited by law. You must not offer, give, solicit or receive any form of bribe or kickback anywhere in the world.

     7.     ACCURACY OF BOOKS AND RECORDS AND PUBLIC REPORTS

             Employees, officers and directors must honestly and accurately report all business transactions. You are responsible for the accuracy of your records and reports. Accurate information is essential to the Company’s ability to meet legal and regulatory obligations.

             All Company books, records and accounts shall be maintained in accordance with all applicable regulations and standards and accurately reflect the true nature of the transactions they record. The financial statements of the Company shall conform to generally accepted accounting rules and the Company’s accounting policies. No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in the Company’s books or records for any reason, and no disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation.

             It is the policy of the Company to provide full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and Exchange Commission and in other public communications.

     8.     CONCERNS REGARDING ACCOUNTING OR AUDITING MATTERS

             Employees with concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may confidentially, and anonymously if they wish, submit such concerns or complaints in writing to the General Counsel at the following address: Koerner Silberberg & Weiner LLP 112 Madison Avenue, 3rd Floor, New York, New York 10016 or may call Carl Koerner, Esq. at (212) 689-4400. All such concerns and complaints will be forwarded to the Audit Committee of the Board of Directors unless they are determined to be without merit by the General Counsel and Chief Financial Officer of the Company. In any event, a record of all complaints and concerns received will be provided to the Audit Committee each fiscal quarter. Any such concerns or complaints may also be communicated, confidentially and, if you desire, anonymously, directly to any member of the Audit Committee of the Board of Directors.

             The Audit Committee will evaluate the merits of any concerns or complaints received by it and authorize such follow-up actions, if any, as it deems necessary or appropriate to address the substance of the concern or complaint.

             The Company will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern, unless it is determined that the report was made with knowledge that it was false.

     9.     WAIVERS OF THIS CODE OF BUSINESS CONDUCT AND ETHICS

             While some of the policies contained in this Code must be strictly adhered to and no exceptions can be allowed, in other cases exceptions may be possible. Any employee or officer who believes that an exception to any of these policies is appropriate in his or her case should first contact his or her immediate supervisor. If the supervisor agrees that an exception is appropriate, the approval of the General Counsel must be obtained. The General Counsel shall be responsible for maintaining a complete record of all requests for exceptions to any of these policies and the disposition of such requests.

             Any executive officer or director who seeks an exception to any of these policies should contact the Chairman of the Audit Committee of the Board of Directors. Any waiver of this Code for executive officers or directors or any change to this Code that applies to executive officers or directors may be made only by the Board of Directors of the Company and will be disclosed as required by law or stock market regulation.

     10.     REPORTING AND COMPLIANCE PROCEDURES

             Every employee, officer and director has the responsibility to ask questions, seek guidance, report suspected violations and express concerns regarding compliance with this Code. Any employee, officer or director who knows or believes that any other employee or representative of the Company has engaged or is engaging in Company-related conduct that violates applicable law or this Code should report such information to his or her supervisor or to the General Counsel. You may report such conduct openly or anonymously without fear of retaliation. The Company will not discipline, discriminate against or retaliate against any employee who reports such conduct, unless it is determined that the report was made with knowledge that it was false, or who cooperates in any investigation or inquiry regarding such conduct. Any supervisor who receives a report of a violation of this Code must immediately inform the General Counsel.

             You may report violations of this Code, on a confidential or anonymous basis, by contacting the Company’s General Counsel by fax, mail or e-mail at: fax (212) 689-3077, mail Koerner Silberberg & Weiner LLP, 112 Madison Avenue, 3rd Floor, New York, New York 10016, or e-mail carl.koerner@kswny.com. While we prefer that you identify yourself when reporting violations so that we may follow up with you, as necessary, for additional information, you may leave messages anonymously if you wish.

             If the General Counsel receives information regarding an alleged violation of this Code, he or she shall, as appropriate, (a) evaluate such information, (b) if the alleged violation involves an executive officer or a director, inform the Chief Executive Officer and Board of Directors of the alleged violation, (c) determine whether it is necessary to conduct an informal inquiry or a formal investigation and, if so, initiate such inquiry or investigation and (d) report the results of any such inquiry or investigation, together with a recommendation as to disposition of the matter, to the Chief Executive Officer for action, or if the alleged violation involves an executive officer or a director, report the results of any such inquiry or investigation to the Board of Directors or a committee thereof. Employees, officers and directors are expected to cooperate fully with any inquiry or investigation by the Company regarding an alleged violation of this Code. Failure to cooperate with any such inquiry or investigation may result in disciplinary action, up to and including discharge.

             The Company shall determine whether violations of this Code have occurred and, if so, shall determine the disciplinary measures to be taken against any employee who has violated this Code. In the event that the alleged violation involves an executive officer or a director, the Chief Executive Officer and the Board of Directors, respectively, shall determine whether a violation of this Code has occurred and, if so, shall determine the disciplinary measures to be taken against such executive officer or director.

             Failure to comply with the standards outlined in this Code will result in disciplinary action including, but not limited to, reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, discharge and restitution. Certain violations of this Code may require the Company to refer the matter to the appropriate governmental or regulatory authorities for investigation or prosecution. Moreover, any supervisor who directs or approves of any conduct in violation of this Code, or who has knowledge of such conduct and does not immediately report it, also will be subject to disciplinary action, up to and including discharge.

     11.     DISSEMINATION AND AMENDMENT

             This Code shall be distributed to each new employee, officer and director of the Company upon commencement of his or her employment or other relationship with the Company. The Company reserves the right to amend, alter or terminate this Code at any time for any reason.

This document is not an employment contract between the Company and any of its employees, officers or directors and does not alter the Company’s at-will employment policy.